--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                Growth Stock Fund
--------------------------------------------------------------------------------
                                December 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
GROWTH STOCK FUND
-----------------

     * Stocks concluded another powerful year, propelled by technology and a narrow group of growth stocks.

     * The fund posted solid returns for the 6- and 12-month periods ended December 31, ahead of the S&P 500 but behind the Lipper Growth Funds Average.

     * Results versus Lipper were somewhat hampered because of the fund's lower concentration in the explosive technology sector.

     * While technology holdings were standout performers, we prefer to adopt a more cautious approach to this area even at the cost of short-term results.

     * More traditional companies are likely to play an important role in Internet technology, which will benefit portfolio holdings. We are also optimistic about the prospects for overseas markets, particularly in Europe.

================================================================================
UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------

     Last year was a fitting conclusion to the decade, the century, and the millennium. The bull market stormed into the future, propelled by the narrow but powerful rally in technology stocks. Internet stocks in particular were the source of much of the market's strength. This explosive performance spread through international markets as well, driving a relatively small group of stocks to valuation levels not seen in years.

********************************************************************************

    PERFORMANCE COMPARISON
    ----------------------

    Periods Ended 12/31/99        6 Months      12 Months
    ----------------------        --------      ---------

    Growth Stock Fund              12.53%         22.15%

    S&P 500                         7.71          21.04

    Lipper Growth Funds Average    15.57          29.27

********************************************************************************

     The second half of 1999 was particularly volatile, as a steep correction in the third quarter was followed by strong global rallies in the fourth. Your fund returned 12.53% for the six-month period, ahead of the unmanaged Standard & Poor's 500 Stock Index but behind the Lipper Growth Funds Average. Virtually all performance over the past 12 months can be attributed to our technology holdings. We entered the year underweighted in this sector, which hurt early results. Subsequently, we shifted more assets into the group and regained lost ground versus the S&P 500. However, we did not consider it prudent to focus too heavily on technology shares just to keep up with some exceptionally aggressive members of our Lipper peer group. As a result, we surpassed the broad index but trailed the Lipper average for the full year.

YEAR-END DISTRIBUTIONS
----------------------

     Your Board of Directors declared a $0.10 per share income dividend and a $5.42 per share capital gain distribution, of which $5.10 was long term. These were paid on December 16, 1999, to shareholders of record on December 14. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 1999 tax purposes.

MARKET ENVIRONMENT
------------------

     During the past six months, the U.S. stock market continued to benefit from strong GDP growth, low inflation, and improvement in many international economies. Japan and the rest of Asia enjoyed a general economic recovery and some of the strongest stock market performance in the world. European markets as a whole also began to do better. Growth was apparent not only in the small "hot" economies such as Ireland and Spain, but also in the region's giant economies -- France, Germany, and the U.K.

     Many central banks raised interest rates in response to rapid economic growth and concerns about accelerating inflation. Higher rates did little to slow rising stock markets in the aggregate, but they did channel market strength into the technology sector and away from more traditional, interest rate-sensitive sectors such as financial services. Within the technology arena, investors couldn't get enough of stocks sporting "dot-com" names with a claim to the Internet. It is virtually impossible to overstate the impact of the Internet on portfolio holdings.

********************************************************************************

    PORTFOLIO CHARACTERISTICS
    -------------------------
                                   Growth Stock
                                       Domestic
    As of 12/31/99                    Portfolio       S&P 500
    --------------                    ---------       -------
    Earnings Growth Rate
              Past 5 Years                17.2%         13.7%
              Projected 5 Years *         16.7          13.9

    Dividend Growth Rate
              Past 5 Years                14.1          10.8
              Projected 5 Years *         12.5          11.0

    Return on Equity
              Past 5 Years                23.7          23.7

    Long-Term Debt as
    Percent of Capital                    23.0          27.8

    P/E Ratio (12-month forward
    projected earnings)                   32.4X         28.1X

  * Forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

********************************************************************************

     A case in point is SAFEWAY, an extremely well run supermarket chain. At the beginning of 1999, Safeway traded at $61 per share, or 28 times the company's expected earnings in 2000 -- a high but fair value in our opinion, since the company has consistently deliv- ered 15%-20% earnings growth and is expected t o continue doing so. In 1999, earnings grew 17%, right in line with expectatio ns. Yet the stock fell to $35 -- a loss of more than 40%! Why? Because the Internet is changing retailing, leading to heavy media focus on new e-grocery sites such as Peapod and Netgrocer. Safeway, a so-called "bricks and mortar" company, was declared a loser by investors before the battle for market share had even begun. We vigorously disagree and believe time will prove us right. In the meantime, Safeway's share price languished despite the company's outstanding management and consistent growth.

     ORACLE is an example of a stock whose Internet connection made an altogether different kind of impact. We bought the stock at mid-year for about $35 a share after a strong second quarter for the company. In the second half, Oracle reported mixed results and the stock still ended the year at $112, up more than 200% in less than six months! Why? The company's database software is used as the backbone for most Internet applications, and its new business-to-business applications look promising. Some might regard a price/earnings multiple of more than 70 to be somewhat excessive even in light of so much promise, but as long as that promise is connected to the Internet, investor s have been willing to pay the price.

     In the current market environment, speculation about a company's future is given more weight than the facts we know about its present circumstances. In addition, the histories of many wonderful corporations are being ignored in favor of new Internet companies with no track records. This change in market sentiment has been swift, relentless, and painful for investors who believe that the past does matter and that the future will also belong to many traditional companies with solid histories and sound management. For this reason, we have been somewhat hesitant to jump with both feet aboard the dot-com bandwagon; we would rather err on the side of caution, even if it costs us a bit in relative performance over the short term.

INVESTMENT REVIEW
-----------------

     As in most years, 1999 offered several surprises in terms of economic development and stock market performance. The U.S. economy showed no signs of slowing, which had been widely expected. Asian economies sprang back to life far more quickly than was forecast. The hiccup in technology spending expected in the second half of 1999 did occur, but it was smaller than anticipated. These three factors were very positive for the earnings of technology companies and the performance of their stocks.

     Also unexpected were the extraordinary valuations that investors were willing to pay for select groups of stocks. As mentioned, there was no ceiling on what investors would pay for Internet stocks, while tobacco and insurance companies found no solid floor for their own share prices. These extremes were highlighted by a price/earnings multiple of more than 200 for AMERICA ONLINE and a multiple of six for PHILIP MORRIS.

***********************************************

        [Sector    Diversification   pie
        chart  shown  here;   Technology
        29%;   Foreign  17%*;   Consumer
        Nondurables    14%;     Consumer
        Services  13%;   Financial  12%;
        Capital  Equipment 4%; Other 8%;
        Reserves 3%]

   *  Based on net  assets of  12/31/99.
      In the  Statement  of  Net  Assets
      beginning  on page 11, the foreign
      holdings  were   classifed   under
      various industry sectors

***********************************************

     Your fund was initially positioned for the projected slowdown in 1999, which never materialized. As we came to the conclusion that strong economic growth would continue through the year, we aggressively added technology holdings throughout the second quarter. This turned out to be a fortunate decision as almost all of our 20 best-performing stocks were in this sector. America Online, CISCO SYSTEMS, MICROSOFT, MAXIM INTEGRATED PRODUCTS, and NEXTEL COMMUNICATIONS all made positive contributions. In other areas, we benefited from large positions in CITIGROUP, GE, and WAL-MART.

     Performance was hurt by a few companies, such as WASTE MANAGEMENT and NETWORK ASSOCIATES, whose fundamentals failed to meet expectations, and by the decline of large holdings like FREDDIE MAC and Safeway, solid enterprises that were untouched by the Internet euphoria. We maintained and added to Freddie Mac and Safeway, since we are sanguine about their prospects.

     We beefed up our technology positions always keeping mind the fund's mandate to own companies we believe can consistently grow their earnings. Several software names, including VERITAS SOFTWARE, CITRIX SYSTEMS, and Oracle, fit these criteria. We also bought shares of SOLECTRON and FLEXTRONICS INTERNATIONAL, which should benefit from the trend to outsource technology manufacturing. In addition, we purchased Nextel Communications, TELECOM ITALIA MOBILE, NOKIA, and KYOCERA to position the portfolio for the coming development of wireless data. During the summer, when Internet valuations dipped, we added to America Online and established a position in YAHOO!.

     As financial stocks fell during the third quarter, we initiated positions in FIRSTAR and CAPITAL ONE FINANCIAL. While results to date have been less than spectacular, we believe these stocks can perform well in 2000.

     Most of our sales were made to reduce exposure to consumer nondurables, banks, and insurance. As we look ahead to 2000 and beyond, we are comfortable with our current stock and sector weightings.

OUTLOOK
-------

     The year closed with a roaring domestic economy, growing international economies, and rising interest rates. We entered the New Year with a strangely bifurcated stock market: Technology was in demand and expensive, while most other stocks were shunned and substantially cheaper. The early days of 2000 redressed this imbalance to some extent, as the technology-heavy Nasdaq experienced a steep correction while value shares and cyclicals started to rally. It will take a bit longer to see whether or not this is the beginning of a real change in investor sentiment.

     We expect technology spending to remain strong, fueled by the Internet and wireless applications, and our technology investments are positioned to benefit from these trends. As the year progresses, we expect the U.S. economy to cool a bit and traditional businesses to compete more effectively with new Internet competitors. Perhaps more important, we believe investors will perceive how traditional business models can continue to thrive alongside the Internet -- a point the recent Christmas shopping season may have already made. This shifting perception should reward many of our holdings whose valuations have been lowered due to competitive uncertainty.

********************************************************************************

   Growth Stock Fund P/E Relative to the
   S&P 500 P/E chart  shown  here;  This
   chart  is   inteneded   to  show  the
   history  of the  average  (unweighted
   P/E   ratio   of  the   fund's   U.S.
   portfolio companies compared with the
   P/E ratio of the S&P 500 Stock Index.
   Earnings  per share are  estimated by
   the fund's investment manager at each
   quarter-end.

********************************************************************************

     We do not think the speculative exuberance over the Internet can continue indefinitely, and any slackening in this area should help the fund relative to more aggressive funds as the risks associated with high-flying stocks with no earnings foundation become more apparent in 2000. We believe this would be a healthy development.

     Overseas, prospects look bright in Europe in particular. We expect further economic recovery to boost European markets, and we believe the euro will gain strength against the dollar in 2000. Short-term interest rates were raised in fall 1999 by the European Central Bank, reversing ea rlier cuts, and inflation appears likely to remain under control. The quest for shareholder value will continue to drive more businesses to restructure and reposition themselves in an expanding global economy.

     As always, we will continue to work diligently on your behalf in our search for attractive investments, both here and abroad.


Respectfully submitted,

/s/

Robert W. Smith
CHAIRMAN OF THE INVESTMENT ADVISORY COMMITTEE

January 21, 2000

================================================================================

T. ROWE PRICE GROWTH STOCK FUND
-------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                      Percent of
                                                      Net Assets
                                                        12/31/99
-----------------------------------------------------------------------
  Microsoft                                                  3.4%
-----------------------------------------------------------------------
  Citigroup                                                  2.4
-----------------------------------------------------------------------
  Freddie Mac                                                2.3
-----------------------------------------------------------------------
  GE                                                         2.2
-----------------------------------------------------------------------
  Tyco International                                         2.2
-----------------------------------------------------------------------
  Cisco Systems                                              2.0
-----------------------------------------------------------------------
  Wal-Mart                                                   1.7
-----------------------------------------------------------------------
  MCI WorldCom                                               1.6
-----------------------------------------------------------------------
  Home Depot                                                 1.5
-----------------------------------------------------------------------
  Dell Computer                                              1.4
-----------------------------------------------------------------------
  Corning                                                    1.4
-----------------------------------------------------------------------
  Mannesmann                                                 1.3
-----------------------------------------------------------------------
  America Online                                             1.3
-----------------------------------------------------------------------
  Intel                                                      1.3
-----------------------------------------------------------------------
  Oracle                                                     1.3
-----------------------------------------------------------------------
  Warner-Lambert                                             1.2
-----------------------------------------------------------------------
  Hutchison Whampoa                                          1.2
-----------------------------------------------------------------------
  Omnicom                                                    1.1
-----------------------------------------------------------------------
  BMCSoftware                                                1.1
-----------------------------------------------------------------------
  Computer Associates                                        1.1
-----------------------------------------------------------------------
  Lucent Technologies                                        1.1
-----------------------------------------------------------------------
  Bristol-Myers Squibb                                       1.1
-----------------------------------------------------------------------
  Royal Dutch Petroleum                                      1.1
-----------------------------------------------------------------------
  Exxon Mobil                                                1.1
-----------------------------------------------------------------------
  Safeway                                                    1.1
-----------------------------------------------------------------------
  Total                                                     38.5%

  Note: Table excludes reserves and certain positions being accumulated.

================================================================================

T. ROWE PRICE GROWTH STOCK FUND
-------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size
6 Months Ended 12/31/99

TEN LARGEST PURCHASES
---------------------
FirStar *
Sprint
Philips Electronics *
Computer Associates *
Capital One Financial *
Wellpoint Health Networks
Telecom Italia Mobile
Flextronics International *
Ceridian *
AT&TLiberty Media *

TEN LARGEST SALES
-----------------
Sprint
BMCSoftware
Halliburton **
Roche Holding **
GE
Aetna **
Wells Fargo
United HealthCare
EMC **
Waste Management **

 *  Position added
**  Position eliminated

================================================================================

T. ROWE PRICE GROWTH STOCK FUND
-------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

***************************************

SEC Chart shown here; As of
12/31/99 Growth Stock Fund
$49,679; S&P 500 Index $53,278

***************************************


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

    Periods Ended 12/31/99         1 Year     3 Years     5 Years    10 Years
    ----------------------         ------     -------     -------    --------

    Growth Stock Fund              22.15%     25.35%       25.71%      17.39%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. ROWE PRICE GROWTH STOCK FUND   for a share outstanding throughout each period
-------------------------------
FINANCIAL HIGHLIGHTS
--------------------
                              Year
                             Ended
                          12/31/99  12/31/98  12/31/97  12/31/96 12/31/95
                          --------  --------  --------  -------- --------
NET ASSET VALUE
Beginning of period        $ 32.07   $ 28.99   $ 26.18   $ 23.35  $ 18.75
--------------------------------------------------------------------------
Investment activities
  Net investment income       0.11      0.22      0.23      0.19     0.23
  Net realized and
  unrealized gain (loss)      6.61      7.38      6.65      4.89     5.57
--------------------------------------------------------------------------
  Total from
  investment activities       6.72      7.60      6.88      5.08     5.80
--------------------------------------------------------------------------
Distributions
  Net investment income      (0.10)    (0.25)    (0.20)    (0.19)   (0.23)
  Net realized gain          (5.42)    (4.27)    (3.87)    (2.06)   (0.97)
--------------------------------------------------------------------------
  Total distributions        (5.52)    (4.52)    (4.07)    (2.25)   (1.20)
--------------------------------------------------------------------------
NET ASSET VALUE

End of period              $ 33.27   $ 32.07   $ 28.99   $ 26.18  $ 23.35

Ratios/Supplemental Data
Total return**               22.15%    27.41%    26.57%    21.70%   30.97%
--------------------------------------------------------------------------
Ratio of total expenses to
average net assets            0.74%     0.74%     0.75%     0.77%    0.80%
--------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                    0.31%     0.67%     0.75%     0.74%    1.09%
--------------------------------------------------------------------------
Portfolio turnover rate      55.8%     54.8%     40.9%     49.0%    42.5%
--------------------------------------------------------------------------
Net assets, end of period
(in millions)              $ 5,672   $ 5,041   $ 3,988   $ 3,431  $ 2,762
--------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE GROWTH STOCK FUND
-------------------------------                              December 31, 1999

STATEMENT OF NET ASSETS
-----------------------
                                                    Shares          Value
                                                        In thousands
COMMON STOCKS 97.0%
--------------------------------------------------------------------------------
FINANCIAL  13.6%
----------------

BANK AND TRUST  3.8%

Bank of America                                     480,625   $      24,121
----------------------------------------------------------------------------
Bank of New York                                  1,300,000          52,000
----------------------------------------------------------------------------
FirStar                                           2,430,000          51,334
----------------------------------------------------------------------------
HSBC Holdings (GBP)                                 626,800           8,789
----------------------------------------------------------------------------
Mellon Financial                                    800,000          27,250
----------------------------------------------------------------------------
Wells Fargo                                       1,300,000          52,569
----------------------------------------------------------------------------
                                                                    216,063
----------------------------------------------------------------------------

INSURANCE  1.1%

ACE Limited                                       2,050,000          34,209
----------------------------------------------------------------------------
PartnerRe                                           470,409          15,259
----------------------------------------------------------------------------
UNUMProvident                                       450,000          14,428
----------------------------------------------------------------------------
                                                                     63,896
----------------------------------------------------------------------------

FINANCIAL SERVICES  8.7%

AMBAC Financial Group                               200,000          10,437
----------------------------------------------------------------------------
American Express                                     50,000           8,312
----------------------------------------------------------------------------
Associates First Capital (Class A)                1,102,500          30,250
----------------------------------------------------------------------------
Capital One Financial                               880,000          42,405
----------------------------------------------------------------------------
Citigroup                                         2,471,300         137,312
----------------------------------------------------------------------------
Compass Group (GBP)                               2,000,000          27,460
----------------------------------------------------------------------------

Fairfax Financial (CAD) *                            70,400          11,973
----------------------------------------------------------------------------
Fannie Mae                                          870,400          54,346
----------------------------------------------------------------------------
Freddie Mac                                       2,825,000         132,952
----------------------------------------------------------------------------
Morgan Stanley Dean Witter                          250,000          35,687
----------------------------------------------------------------------------
                                                                    491,134
----------------------------------------------------------------------------
Total Financial                                                     771,093
----------------------------------------------------------------------------

UTILITIES  2.2%
--------------------------------------------------------------------------------

TELEPHONE  2.2%

AT&T Liberty Media *                                870,000          49,373
----------------------------------------------------------------------------
Nextel Communications *                             410,000          42,268
----------------------------------------------------------------------------
Nippon Telegraph & Telephone (JPY)                    1,100          18,841
----------------------------------------------------------------------------
SBC Communications                                  325,000          15,844
----------------------------------------------------------------------------
Total Utilities                                                     126,326
----------------------------------------------------------------------------

CONSUMER NONDURABLES 13.6%
--------------------------------------------------------------------------------

BEVERAGES  0.6%

PepsiCo                                           1,001,300   $      35,296
----------------------------------------------------------------------------
                                                                     35,296
----------------------------------------------------------------------------

HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT  2.5%

Baxter International                                645,000          40,514
----------------------------------------------------------------------------
United HealthCare                                   822,400          43,690
----------------------------------------------------------------------------
Wellpoint Health Networks *                         860,000          56,706
----------------------------------------------------------------------------
                                                                    140,910
----------------------------------------------------------------------------

BIOTECHNOLOGY  0.5%

Amgen *                                             480,000          28,815
----------------------------------------------------------------------------
                                                                     28,815
----------------------------------------------------------------------------

PHARMACEUTICALS  7.2%

American Home Products                              800,000          31,550
----------------------------------------------------------------------------
Bristol-Myers Squibb                                984,600          63,199
----------------------------------------------------------------------------
Eli Lilly                                           520,000          34,580
----------------------------------------------------------------------------
Genetech *                                          300,000          40,350
----------------------------------------------------------------------------
Johnson & Johnson                                   355,000          33,059
----------------------------------------------------------------------------
Merck                                               665,000          44,597
----------------------------------------------------------------------------
Pfizer                                            1,485,000          48,170
----------------------------------------------------------------------------
Schering-Plough                                   1,035,000          43,664
----------------------------------------------------------------------------
Warner Lambert                                      845,000          69,237
----------------------------------------------------------------------------
                                                                    408,406
----------------------------------------------------------------------------

MISCELLANEOUS CONSUMER PRODUCTS  2.8%

Colgate-Palmolive                                   300,000          19,500
----------------------------------------------------------------------------
Corning                                             605,100          78,020
----------------------------------------------------------------------------
Gillette                                            210,000           8,649
----------------------------------------------------------------------------
NIKE (Class B)                                      430,000          21,312
----------------------------------------------------------------------------
Philip Morris                                     1,275,900          29,585
----------------------------------------------------------------------------
                                                                    157,066
----------------------------------------------------------------------------
Total Consumer Nondurables                                          770,493
----------------------------------------------------------------------------

CONSUMER SERVICES  14.8%
--------------------------------------------------------------------------------

RESTAURANTS  0.4%

McDonald's                                          500,000          20,156
----------------------------------------------------------------------------
                                                                     20,156
----------------------------------------------------------------------------

GENERAL MERCHANDISERS  2.2%

Dayton Hudson                                       475,000          34,883
----------------------------------------------------------------------------
Kroger *                                          1,699,400      $   32,076
----------------------------------------------------------------------------
Safeway *                                         1,710,000          60,812
----------------------------------------------------------------------------
                                                                    127,771
----------------------------------------------------------------------------

SPECIALTY MERCHANDISERS  4.9%

Ahold NV (EUR)                                      500,000          14,803
----------------------------------------------------------------------------
Cifra (Class V) ADR *                               581,000          11,638
----------------------------------------------------------------------------
CVS                                                 947,100          37,825
----------------------------------------------------------------------------
Home Depot                                        1,200,000          82,275
----------------------------------------------------------------------------
Rentokil Group (GBP)                              4,296,800          15,678
----------------------------------------------------------------------------
Staples *                                           978,000          20,232
----------------------------------------------------------------------------
Wal-Mart                                          1,360,000          94,010
----------------------------------------------------------------------------
                                                                    276,461
----------------------------------------------------------------------------

HEALTH CARE SERVICES  0.3%

IMS Health                                          700,000          19,031
----------------------------------------------------------------------------
                                                                     19,031
----------------------------------------------------------------------------

ENTERTAINMENT AND LEISURE  1.6%

Disney                                              200,000           5,850
----------------------------------------------------------------------------
MediaOne Group *                                    790,000          60,682
----------------------------------------------------------------------------
Mirage Resorts *                                  1,493,200          22,865
----------------------------------------------------------------------------
                                                                     89,397
----------------------------------------------------------------------------

MEDIA AND COMMUNICATIONS  5.4%

AMFM *                                              102,300           8,005
----------------------------------------------------------------------------
CBS *                                               950,000          60,741
----------------------------------------------------------------------------
Charter Communications (Class A) *                  619,000          13,541
----------------------------------------------------------------------------
Clear Channel Communications *                      469,100          41,867
----------------------------------------------------------------------------
Comcast (Class A Special)                           780,000          39,414
----------------------------------------------------------------------------
Fox Entertainment Group (Class A) *                 585,500          14,601
----------------------------------------------------------------------------
Infinity Broadcasting (Class A) *                 1,005,700          36,394
----------------------------------------------------------------------------
Time Warner                                         400,000          28,975
----------------------------------------------------------------------------
Tribune                                             400,000          22,025
----------------------------------------------------------------------------
VNU (EUR)                                           692,000          36,374
----------------------------------------------------------------------------
Wolters Kluwer (EUR) *                              206,204           6,979
----------------------------------------------------------------------------
                                                                    308,916
----------------------------------------------------------------------------
Total Consumer Services                                             841,732
----------------------------------------------------------------------------

CONSUMER CYCLICALS  1.2%
------------------------
BUILDING AND REAL ESTATE  1.2%

Crescent Real Estate Equities, REIT                 650,000          11,944
----------------------------------------------------------------------------
Masco                                             1,100,000          27,912
----------------------------------------------------------------------------
Security Capital U.S. Realty ADR *                  670,000   $       9,422
----------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, REIT           753,200          17,700
----------------------------------------------------------------------------
Total Consumer Cyclicals                                             66,978
----------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY  2.0%
---------------------------
NETWORKING  2.0%

Cisco Systems *                                   1,040,700         111,452
----------------------------------------------------------------------------
Total Electronic Technology                                         111,452
----------------------------------------------------------------------------

TECHNOLOGY  33.7%
-----------------
ELECTRONIC COMPONENTS  5.8%

Altera *                                            785,000          38,907
----------------------------------------------------------------------------
EPCOS (EUR) *                                       195,000          14,634
----------------------------------------------------------------------------
Intel                                               870,000          71,585
----------------------------------------------------------------------------
Kyocera (JPY)                                       106,000          27,493
----------------------------------------------------------------------------
Maxim Integrated Products *                       1,172,800          55,305
----------------------------------------------------------------------------
Philips Electronics (EUR) *                         390,000          53,037
----------------------------------------------------------------------------
Sony (JPY)                                           61,000          18,090
----------------------------------------------------------------------------
Texas Instruments                                   514,400          49,833
----------------------------------------------------------------------------
                                                                    328,884
----------------------------------------------------------------------------

ELECTRONIC SYSTEMS  5.0%

Applied Materials *                                 420,000          53,196
----------------------------------------------------------------------------
Dell Computer *                                   1,590,000          81,040
----------------------------------------------------------------------------
Flextronics International *                         973,800          44,825
----------------------------------------------------------------------------
Hewlett-Packard                                     445,000          50,702
----------------------------------------------------------------------------
Solectron *                                         560,000          53,270
----------------------------------------------------------------------------
                                                                    283,033
----------------------------------------------------------------------------

SPECIALIZED COMPUTER  0.6%

Sun Microsystems *                                  440,000          34,059
----------------------------------------------------------------------------
                                                                     34,059
----------------------------------------------------------------------------
Telecommunications  9.0%
General Instrument *                                175,000          14,875
----------------------------------------------------------------------------
JDS Uniphase *                                      180,000          29,036
----------------------------------------------------------------------------
Lucent Technologies                                 855,000          63,965
----------------------------------------------------------------------------
Mannesmann (EUR) *                                  314,000          75,930
----------------------------------------------------------------------------

MCI WorldCom *                                    1,719,000          91,161
----------------------------------------------------------------------------
Nokia ADR                                           180,000          34,200
----------------------------------------------------------------------------
Sprint                                              625,000          42,070
----------------------------------------------------------------------------
Telebras ADR                                        354,300   $      45,527
----------------------------------------------------------------------------
Telecom Italia (EUR)                              1,830,000          25,808
----------------------------------------------------------------------------
Telecom Italia Mobile, (EUR)                     12,750,000          60,751
----------------------------------------------------------------------------
Vodafone AirTouch ADR                               554,000          27,423
----------------------------------------------------------------------------
                                                                    510,746
----------------------------------------------------------------------------

COMPUTER SERVICES  5.8%

America Online *                                    970,000          73,174
----------------------------------------------------------------------------
Automatic Data Processing                           900,000          48,488
----------------------------------------------------------------------------
Ceridian *                                        1,288,300          27,779
----------------------------------------------------------------------------
Computer Associates                                 920,000          64,342
----------------------------------------------------------------------------
First Data                                          850,000          41,916
----------------------------------------------------------------------------
Fujitsu Limited (JPY)                               690,000          31,471
----------------------------------------------------------------------------
Getronics  (EUR)                                    150,644          12,019
----------------------------------------------------------------------------
Yahoo! *                                             70,500          30,507
----------------------------------------------------------------------------
                                                                    329,696
----------------------------------------------------------------------------

COMPUTER SOFTWARE  7.5%

BMC Software *                                      807,800          64,548
----------------------------------------------------------------------------
Citrix Systems *                                    215,000          26,438
----------------------------------------------------------------------------
Microsoft *                                       1,665,000         194,337
----------------------------------------------------------------------------
Oracle *                                            635,000          71,140
----------------------------------------------------------------------------
Parametric Technology *                           1,201,200          32,470
----------------------------------------------------------------------------
VERITAS Software *                                  232,150          33,219
----------------------------------------------------------------------------
                                                                    422,152
----------------------------------------------------------------------------
Total Technology                                                  1,908,570
----------------------------------------------------------------------------

CAPITAL EQUIPMENT  5.7%
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT  2.1%

GE                                                  795,000         123,026
----------------------------------------------------------------------------
                                                                    123,026
----------------------------------------------------------------------------

CAPITAL EQUIPMENT  2.7%

Honeywell International                             508,600          29,340
----------------------------------------------------------------------------
Tyco International                                3,140,700         122,095
----------------------------------------------------------------------------
                                                                    151,435
----------------------------------------------------------------------------

MACHINERY  0.9%

Danaher                                             600,000          28,950
----------------------------------------------------------------------------
Teleflex                                            660,400          20,679
----------------------------------------------------------------------------
                                                                     49,629
----------------------------------------------------------------------------
Total Capital Equipment                                             324,090
----------------------------------------------------------------------------

BUSINESS SERVICES AND TRANSPORTATION  1.4%
--------------------------------------------------------------------------------

MISCELLANEOUS BUSINESS SERVICES  1.4%

Mutual Risk Management                              860,332   $      14,464
----------------------------------------------------------------------------
Omnicom                                             650,000          65,000
----------------------------------------------------------------------------
Total Business Services and Transportation                           79,464
----------------------------------------------------------------------------


ENERGY  3.2%
--------------------------------------------------------------------------------

ENERGY SERVICES  0.5%

Baker Hughes                                      1,300,000          27,381
----------------------------------------------------------------------------
                                                                     27,381
----------------------------------------------------------------------------

INTEGRATED PETROLEUM - INTERNATIONAL  2.7%

Chevron                                             375,000          32,484
----------------------------------------------------------------------------
Exxon Mobil                                         765,687          61,686
----------------------------------------------------------------------------
Royal Dutch Petroleum ADR                         1,025,000          61,949
----------------------------------------------------------------------------
                                                                    156,119
----------------------------------------------------------------------------
Total Energy                                                        183,500
----------------------------------------------------------------------------

PROCESS INDUSTRIES  0.5%
--------------------------------------------------------------------------------

PAPER AND PAPER PRODUCTS  0.5%

Kimberly-Clark                                      400,000          26,100
----------------------------------------------------------------------------
Total Process Industries                                             26,100
----------------------------------------------------------------------------

MISCELLANEOUS  5.1%
--------------------------------------------------------------------------------

CONGLOMERATES  2.0%

Berkshire Hathaway (Class A) *                          570          31,977
----------------------------------------------------------------------------
Hutchison Whampoa (HKD)                           4,649,600          67,589
----------------------------------------------------------------------------
Tomkins  (GBP)                                    4,140,100          13,375
----------------------------------------------------------------------------
                                                                    112,941
----------------------------------------------------------------------------
Other Miscellaneous Common Stocks  3.1%                             177,634
----------------------------------------------------------------------------
Total Miscellaneous                                                 290,575
----------------------------------------------------------------------------
Total Common Stocks (Cost  $3,230,125)                            5,500,373

SHORT-TERM INVESTMENTS  2.9%
--------------------------------------------------------------------------------

MONEY MARKET FUND  2.9%

Reserve Investment Fund, 6.16% #                166,929,739   $     166,930
----------------------------------------------------------------------------
Total Short-Term Investments (Cost  $166,930)                       166,930

TOTAL INVESTMENTS IN SECURITIES
99.9% of Net Assets (Cost $3,397,055)                         $   5,667,303

OTHER ASSETS LESS LIABILITIES                                         5,028

NET ASSETS                                                    $   5,672,331

Net Assets Consist of:
Accumulated net investment income -
        net of distributions                                  $       1,043
Accumulated net realized gain/loss -
        net of distributions                                        203,347
Net unrealized gain (loss)                                        2,270,238
Paid-in-capital applicable to 170,468,311
  shares of $1.00 par value capital stock
  outstanding; 200,000,000 shares authorized                      3,197,703

NET ASSETS                                                    $   5,672,331


NET ASSET VALUE PER SHARE                                     $       33.27

----------------------------------------------------------------

    #  Seven-day yield
    *  Non-income producing
  ADR  American Depository Receipt
 REIT  Real Estate Investment Trust
  CAD  Canadian dollar
  EUR  Euro
  GBP  British sterling
  HKD  Hong Kong dollar
  JPY  Japanese yen

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE GROWTH STOCK FUND
-------------------------------
STATEMENT OF OPERATIONS
-----------------------                             In thousands
                                                            Year
                                                           Ended
                                                        12/31/99
INVESTMENT INCOME

  Income
   Dividend                                           $   42,546
   Interest                                               11,309
---------------------------------------------------------------------
   Total income                                           53,855
---------------------------------------------------------------------
  Expenses
   Investment management                                  29,222
   Shareholder servicing                                   7,832
   Custody and accounting                                    391
   Prospectus and shareholder reports                        330
   Legal and audit                                            81
   Registration                                               58
   Directors                                                  17
   Miscellaneous                                              33
---------------------------------------------------------------------
   Total expenses                                         37,964
   Expenses paid indirectly                                   (6)
---------------------------------------------------------------------
   Net expenses                                           37,958
---------------------------------------------------------------------
  Net investment income                                   15,897
---------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

  Net realized gain (loss)
   Securities                                            818,269
   Written options                                           491
   Foreign currency transactions                            (730)
---------------------------------------------------------------------
   Net realized gain (loss)                              818,030
---------------------------------------------------------------------
  Change in net unrealized gain or loss
   Securities                                            222,508
   Other assets and liabilities
   denominated in foreign currencies                         (34)
---------------------------------------------------------------------
   Change in net unrealized gain or loss                 222,474
---------------------------------------------------------------------
  Net realized and unrealized gain (loss)              1,040,504
---------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                              $1,056,401

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE GROWTH STOCK FUND
-------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                          In thousands
                                                         Year
                                                        Ended
                                                     12/31/99       12/31/98
                                                     --------       --------
Increase (Decrease) in Net Assets
Operations
 Net investment income                             $   15,897    $    29,789
 Net realized gain (loss)                             818,030        632,067
 Change in net unrealized gain or loss                222,474        429,354
------------------------------------------------------------------------------
 Increase (decrease) in net assets
        from operations                             1,056,401      1,091,210
------------------------------------------------------------------------------
Distributions to shareholders
 Net investment income                                (14,697)       (34,624)
 Net realized gain                                   (795,142)      (590,994)
------------------------------------------------------------------------------
 Decrease in net assets from distributions           (809,839)      (625,618)
------------------------------------------------------------------------------
Capital share transactions *
 Shares sold                                          572,132        685,694
 Distributions reinvested                             761,616        590,388
 Shares redeemed                                     (949,227)      (688,824)
------------------------------------------------------------------------------
 Increase (decrease)in net assets from capital
 share transactions                                   384,521        587,258
------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                     631,083      1,052,850
Beginning of period                                 5,041,248      3,988,398
------------------------------------------------------------------------------
End of period                                      $5,672,331    $ 5,041,248
==============================================================================

*Share information
 Shares sold                                           17,127         21,358
 Distributions reinvested                              24,481         19,818
 Shares redeemed                                      (28,337)       (21,552)
------------------------------------------------------------------------------
 Increase (decrease) in shares outstanding             13,271         19,624


The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE GROWTH STOCK FUND
-------------------------------                              December 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 1, 1950.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     OPTIONS Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 1999, were as follows:

********************************************************************************

                                           Number of
                                           Contracts            Premiums
                                           ---------            --------
Outstanding at beginning of period                 -         $         -
Written                                       5,000            1,748,000
Exercised                                    (1,000)            (397,000)
Closed                                       (4,000)          (1,351,000)
Outstanding at end of period                       -         $         -

********************************************************************************

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $2,742,293,000 and $3,075,388,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $3,397,055,000. Net unrealized gain aggregated $2,270,248,000 at period-end, of which $2,383,189,000 related to appreciated investments and $112,941,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,639,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $6,106,000 for the year ended December 31, 1999, of which $561,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 5.4% of the outstanding shares of the fund at December 31, 1999. For the year then ended, the fund was allocated $744,000 of Spectrum expenses, $93,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $11,161,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $19,479,000 with certain affiliates of the manager and paid commissions of $21,000 related thereto.

================================================================================

T. ROWE PRICE GROWTH STOCK FUND
-------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE GROWTH STOCK FUND, INC.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Growth Stock Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

================================================================================

T. ROWE PRICE GROWTH STOCK FUND
-------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
-----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included:

          *    $46,946,000 from short-term capital gains,
          * $748,196,000 from long-term capital gains, subject to the 20% rate gains category,

     For corporate shareholders, $30,456,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

     KNOWLEDGEABLE  SERVICE  REPRESENTATIVES
     ---------------------------------------

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES
     ----------------

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [RegistrationMark] and the
     T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*
     -------------------

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings -over full-service commission rates. **

     INVESTMENT INFORMATION
     ----------------------

     COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  Educational  reports  on  investment   strategies  and  financial
     markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------
        ADVISORY SERVICES,RETIREMENT RESOURCES
        --------------------------------------
            T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.
        ADVISORY SERVICES
        -----------------
            T. ROWE PRICE RETIREMENT INCOME MANAGER [SM] helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

            T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


        RETIREMENT RESOURCES AT T. ROWE PRICE
        -------------------------------------
          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
              Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

        PLANNING AND INFORMATIONAL GUIDES
        ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

        INSIGHTS REPORTS
        ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

        SOFTWARE PACKAGES
        -----------------

          T. Rowe Price Retirement Planning
            AnalyzerTM CD-ROM or diskette $19.95.
            To order, please call
            1-800-541-5760. Also available
            on the Internet for $9.95.

          T. Rowe Price Variable Annuity AnalyzerTM
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

        T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

        INVESTMENT KITS
        ---------------
            We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.



================================================================================

T. ROWE PRICE INSIGHTS REPORTS
------------------------------

     THE FUNDAMENTALS OF INVESTING
     -----------------------------

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------
          GENERAL INFORMATION

          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          ---------------------

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          -------------------

          The Basics of International  Stock Investing
          The Basics of Tax-Free  Investing
          The Fundamentals of Fixed Income Investing
          Global Bond Investing
          Investing in Common  Stocks
          Investing in Emerging  Growth  Stocks
          Investing in Financial Services  Stocks
          Investing in Health Care  Stocks
          Investing in High-Yield Municipal   Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company  Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          ------------------

          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.


================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F40-050  12/31/99